Exhibit 99.1

Concentrix Reports Third Quarter 2021 Results, Raises Double-Digit Revenue Growth Expectations for the Full Year; Company Announces $0.25 per Share Quarterly Dividend, $500 Million Share Repurchase Program

Fremont, Calif., September 27, 2021 – Concentrix Corporation (NASDAQ: CNXC), a leading global provider of customer experience (CX) solutions and technology, today announced financial results for the fiscal third quarter ended August 31, 2021.

	Three Months Ended
	August 31, 2021	August 31, 2020	Change
Revenue ($M)	$1,397.3	$1,163.7	20.1%
Operating income ($M)	$151.4	$76.8	97.1%
Non-GAAP operating income ($M) (1)	$181.6	$121.7	49.2%
Operating margin	10.8%	6.6%	420 bps
Non-GAAP operating margin (1)	13.0%	10.5%	250 bps
Net income ($M)	$109.8	$45.4	141.9%
Non-GAAP net income ($M) (1)	$131.7	$78.9	66.9%
Adjusted EBITDA ($M) (1)	$214.8	$153.2	40.2%
Adjusted EBITDA margin (1)	15.4%	13.2%	220 bps
Diluted earnings per common share (2)	$2.08	$0.88	136.4%
Non-GAAP diluted earnings per common share (1), (2)	$2.49	$1.53	62.7%
(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) For the three months ended August 31, 2020, weighted average number of shares used for diluted EPS is based on the number of shares issued in connection with the spin-off of 51.6 million.

Third Quarter Fiscal 2021 Highlights:
•Revenue was $1,397.3 million, up 20.1% from the prior year third quarter, compared with $1,163.7 million in the prior year third quarter, and 19.2% on an adjusted constant currency basis.
•Operating income was $151.4 million, or 10.8% of revenue, compared with $76.8 million, or 6.6% of revenue, in the prior year third quarter.
•Non-GAAP operating income was $181.6 million, or 13.0% of revenue, compared with $121.7 million, or 10.5% of revenue, in the prior year third quarter.
•Adjusted EBITDA was $214.8 million, or 15.4% of revenue, compared with $153.2 million, or 13.2% of revenue, in the prior year third quarter.
•Cash flow from operations was $93.0 million in the quarter. Free cash flow for the quarter was $50.9 million.
•Diluted earnings per common share (“EPS”) was $2.08 compared to $0.88 in the prior year third quarter.
•Non-GAAP diluted EPS was $2.49 compared to $1.53 in the prior year third quarter.

"We delivered outstanding organic growth and profit progression in the third quarter," said Chris Caldwell, Concentrix President and CEO. "For the full year, we now expect above-market adjusted constant currency revenue growth to approximate 17 percent with meaningful profit margin expansion above pre-

COVID levels. Looking forward, we are bullish on CX market fundamentals, demand for our innovative digital and technology-infused solutions, our ability to execute, and opportunities for value creation.”

Quarterly Dividend and Share Repurchase Program
The company also announced the Concentrix Board of Directors has declared a quarterly dividend of $0.25 per share. The dividend will be payable in cash on November 2, 2021, to shareholders of record at the close of business on October 22, 2021. In addition, the Board of Directors has authorized the company to purchase up to $500 million of the company’s outstanding shares from time to time as market and business conditions warrant, including through open market purchases or Rule 10b5-1 trading plans. The repurchase program has no termination date and may be suspended or discontinued at any time.

Caldwell added, “Our strong results year to date and strong financial position provide flexibility for us to invest in the business and enhance shareholder value. Based on our current financial strength and our confidence in the future, we are pleased to announce a quarterly dividend and share repurchase program as part of our initiatives to increase shareholder value. We also continue to be focused on completing complementary and financially compelling acquisitions.”

Business Outlook
The following statements are based on Concentrix’ current expectations for the fourth quarter of fiscal 2021. Non-GAAP financial measures exclude the impact of acquisition-related and integration expenses, divestitures, spin-off related expenses, the amortization of intangibles, depreciation, share-based compensation and the related tax effects thereon. These statements are forward-looking and actual results may differ materially.

Fourth Quarter Fiscal 2021 Expectations:
•Fourth quarter revenue is expected to be in the range of $1.44 billion to $1.48 billion as reported.
•Fourth quarter operating income is expected to be in the range of $149.6 million to $159.6 million and non-GAAP operating income is expected to be in the range of $195.0 million to $205.0 million.
•The effective tax rate is expected to approximate 27% to 28%.

Conference Call and Webcast
Concentrix will host a conference call for investors to review its third quarter fiscal 2021 results tomorrow morning, Tuesday, September 28, 2021 at 9:00 a.m. (ET)/6:00 a.m. (PT).

The live conference call will be webcast in listen-only mode in the Investor Relations section of the Concentrix website under “Events and Presentations” at https://ir.concentrix.com/events-and-presentations. A replay will also be available on the website following the conference call.

About Concentrix
Concentrix Corporation (Nasdaq: CNXC) is a leading global provider of customer experience (CX) solutions and technology, improving business performance for some of the world’s best brands including over 100 Fortune Global 500 clients and over 115 global disruptor clients. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. Visit concentrix.com to learn more.

Use of Non-GAAP Information
In addition to disclosing financial results that are determined in accordance with GAAP, we also disclose certain non-GAAP financial information, including:

•Constant currency revenue growth, which is revenue growth adjusted for the translation effect of foreign currencies so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of our business performance. Constant currency revenue growth is calculated by translating the revenue of each fiscal year in the billing currency using their comparable prior year’s currency conversion rate in comparison to prior year’s revenue. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
•Adjusted constant currency revenue growth, which is constant currency revenue growth excluding revenue for businesses acquired or divested since the beginning of the prior year period so that revenue growth can be viewed without the impact of acquisitions or divestitures, thereby facilitating period-to-period comparisons of our business performance.
•Non-GAAP operating income, which is operating income, adjusted to exclude acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets, share-based compensation and gain on divestitures and related transaction costs.
•Non-GAAP operating margin, which is non-GAAP operating income, as defined above, divided by revenue.
•Adjusted earnings before interest, taxes, depreciation, and amortization, or adjusted EBITDA, which is non-GAAP operating income, as defined above, plus depreciation.
•Adjusted EBITDA margin, which is adjusted EBITDA, as defined above, divided by revenue.
•Non-GAAP net income, which is net income excluding the tax effected impact of acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets, share-based compensation and gain on divestitures and related transaction costs.
•Free cash flow, which is cash flows from operating activities less capital expenditures. We believe that free cash flow is a meaningful measure of cash flows since capital expenditures are a necessary component of ongoing operations. However, free cash flow has limitations because it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments for business acquisitions.
•Non-GAAP diluted earnings per common share (“EPS”), which is diluted EPS excluding the per share, tax effected impact of acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets, share-based compensation and gain on divestitures and related transaction costs.

We believe that providing this additional information is useful to the reader to better assess and understand our base operating performance, especially when comparing results with previous periods and for planning and forecasting in future periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. Management also uses these non-GAAP measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. These non-GAAP financial measures exclude amortization of intangible assets. Although intangible assets contribute to our revenue generation, the amortization of intangible assets does not directly relate to the services performed for our clients. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of our acquisition activity. Accordingly, we believe excluding the amortization of intangible assets, along with the other non-GAAP adjustments which neither relate to the ordinary course of our business nor reflect our underlying business performance, enhances our and our investors’ ability to compare our past financial performance with its current performance and to analyze underlying business performance and trends. These non-GAAP financial measures also exclude share-based compensation expense. Given the subjective assumptions and the variety of award types that companies can use when calculating share-based compensation expense, management believes this additional information allows investors to make additional comparisons between our operating results and those of our peers. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

Safe Harbor Statement
This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial condition, results of operations, including revenue and operating income, profit margins, effective tax rate, cash flows, leverage, liquidity, business strategy, growth, demand for the Company’s services, margin expansion, shareholder value creation, CX market fundamentals, the timing and payment of dividends, the amount and timing of share repurchases, and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to general economic conditions, including uncertainty related to the COVID-19 pandemic and its impact on the global economy; the level of outsourced business services; the level of business activity of the Company’s clients and the market acceptance and performance of their products and services; consolidation of the Company’s competitors; competitive conditions in the Company’s industry; the ability to complete and integrate acquisitions; currency exchange rate fluctuations; variability in demand by the Company’s clients or the early termination of the Company’s client contracts; competition in the customer experience solutions industry; political and economic stability in the countries in which the Company operates; the outbreak of communicable disease or other public health crises; cyberattacks on the Company’s networks and information technology systems; the inability to protect personal and proprietary information; increases in the cost of labor; the operability of the Company’s communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; investigative or legal actions; the loss of key personnel; natural disasters, adverse weather conditions, terrorist attacks, work stoppages or other business disruptions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Copyright 2021 Concentrix Corporation. All rights reserved. Concentrix, the Concentrix logo, and all other Concentrix company, product and services names and slogans are trademarks or registered trademarks of Concentrix Corporation and its subsidiaries. Concentrix and the Concentrix logo Reg. U.S. Pat. & Tm. Off. and applicable non-U.S. jurisdictions. Other names and marks are the property of their respective owners.

Investor Contact:
David Stein
Investor Relations
Concentrix Corporation
david.stein@concentrix.com

CONCENTRIX CORPORATION
CONSOLIDATED BALANCE SHEETS
(currency and share amounts in thousands, except par value)
(Amounts may not add due to rounding)

	August 31, 2021	November 30, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$154,193	$152,656
Accounts receivable, net	1,131,416	1,081,481
Other current assets	175,217	189,239
Total current assets	1,460,826	1,423,376
Property and equipment, net	397,841	451,649
Goodwill	1,822,642	1,836,050
Intangible assets, net	695,285	798,959
Deferred tax assets	43,007	47,423
Other assets	589,839	620,099
Total assets	$5,009,440	$5,177,556

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$78,618	$140,575
Current portion of long-term debt	—	33,750
Payable to former parent	—	22,825
Accrued compensation and benefits	418,329	419,715
Other accrued liabilities	342,908	371,072
Income taxes payable	48,937	20,725
Total current liabilities	888,792	1,008,662
Long-term debt, net	865,837	1,111,362
Other long-term liabilities	579,746	601,887
Deferred tax liabilities	109,310	153,560
Total liabilities	2,443,685	2,875,471
Stockholders’ equity:
Preferred stock, $0.0001 par value, 10,000 shares authorized as of August 31, 2021; no shares issued and outstanding as of August 31, 2021	—	—
Common stock, $0.0001 par value, 250,000 shares authorized as of August 31, 2021; 51,448 shares issued and outstanding as of August 31, 2021	5	—
Additional paid-in capital	2,338,108	—
Treasury stock, 93 shares as of August 31, 2021	(13,964)	—
Retained earnings	281,469	—
Former parent company investment	—	2,305,899
Accumulated other comprehensive loss	(39,863)	(3,814)
Total stockholders’ equity	2,565,755	2,302,085
Total liabilities and stockholders’ equity	$5,009,440	$5,177,556

CONCENTRIX CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(currency and share amounts in thousands, except per share amounts)
(Amounts may not add due to rounding)
(unaudited)

	Three Months Ended			Nine Months Ended
	August 31, 2021	August 31, 2020	% Change	August 31, 2021	August 31, 2020	% Change
Revenue
Technology and consumer electronics	$448,104	$360,365	24%	$1,278,199	$1,012,275	26%
Communications and media	256,461	240,718	7%	760,111	714,966	6%
Retail, travel and ecommerce	241,662	191,118	26%	712,629	558,412	28%
Banking, financial services and insurance	210,730	165,961	27%	648,630	526,948	23%
Healthcare	113,749	91,838	24%	354,391	274,128	29%
Other	126,545	113,693	11%	366,447	331,947	10%
Total revenue	1,397,251	1,163,694	20%	4,120,407	3,418,676	21%
Cost of revenue	915,910	751,161	22%	2,670,287	2,215,783	21%
Gross profit	481,341	412,533	17%	1,450,120	1,202,893	21%
Selling, general and administrative expenses	329,962	335,770	(2)%	1,035,628	1,014,339	2%
Operating income	151,379	76,763	97%	414,492	188,554	120%
Interest expense and finance charges, net	4,868	9,002	(46)%	19,316	39,515	(51)%
Other expense (income), net	(5,858)	593	(1,088)%	(5,601)	(4,283)	31%
Income before income taxes	152,369	67,168	127%	400,777	153,322	161%
Provision for income taxes	42,615	21,771	96%	119,308	53,138	125%
Net income	$109,754	$45,397	142%	$281,469	$100,184	181%
Earnings per common share:
Basic	$2.10	$0.88		$5.41	$1.94
Diluted	$2.08	$0.88		$5.35	$1.94
Weighted-average common shares outstanding
Basic	51,432	51,602		51,288	51,602
Diluted	52,061	51,602		51,914	51,602

CONCENTRIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(currency and share amounts in thousands, except per share amounts)
(Amounts may not add due to rounding)
(unaudited)

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Revenue	$1,397,251	$1,163,694	$4,120,407	$3,418,676
Revenue growth, as reported under U.S. GAAP	20.1%	0.2%	20.5%	(2.2)%
Foreign exchange impact	(2.0)%	0.2%	(2.7)%	0.9%
Constant currency revenue growth	18.1%	0.4%	17.8%	(1.3)%
Effect of excluding revenue of acquired and divested businesses	1.1%	—%	0.7%	—%
Adjusted constant currency revenue growth	19.2%	0.4%	18.5%	(1.3)%

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Operating income	$151,379	$76,763	$414,492	$188,554
Acquisition-related and integration expenses	—	3,880	—	21,430
Spin-off related expenses	—	283	—	1,789
Amortization of intangibles	33,997	36,833	103,195	110,190
Share-based compensation	9,457	3,929	25,858	12,031
Gain on divestitures and related transaction costs	(13,197)	—	(13,197)	—
Non-GAAP operating income	$181,636	$121,688	$530,348	$333,994

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Net income	$109,754	$45,397	$281,469	$100,184
Interest expense and finance charges, net	4,868	9,002	19,316	39,515
Provision for income taxes	42,615	21,771	119,308	53,138
Other expense (income), net	(5,858)	593	(5,601)	(4,283)
Acquisition-related and integration expenses	—	3,880	—	21,430
Spin-off related expenses	—	283	—	1,789
Gain on divestitures and related transaction costs	(13,197)	—	(13,197)	—
Amortization of intangibles	33,997	36,833	103,195	110,190
Share-based compensation	9,457	3,929	25,858	12,031
Depreciation (excluding accelerated depreciation included in acquisition-related and integration expenses above)	33,146	31,509	105,371	93,331
Adjusted EBITDA	$214,782	$153,197	$635,719	$427,325

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Operating margin	10.8%	6.6%	10.1%	5.5%
Non-GAAP operating margin	13.0%	10.5%	12.9%	9.8%
Adjusted EBITDA margin	15.4%	13.2%	15.4%	12.5%

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Net income	$109,754	$45,397	$281,469	$100,184
Acquisition-related and integration expenses	—	3,880	—	21,430
Spin-off related expenses	—	283	—	1,789
Amortization of intangibles	33,997	36,833	103,195	110,190
Share-based compensation	9,457	3,929	25,858	12,031
Gain on divestitures and related transaction costs	(13,197)	—	(13,197)	—
Income taxes related to the above (1)	(8,315)	(11,379)	(20,742)	(35,973)
Non-GAAP net income	$131,696	$78,943	$376,583	$209,651

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Net income	$109,754	$45,397	$281,469	$100,184
Less: net income allocated to participating securities	(1,649)	—	(3,945)	—
Net income attributable to common stockholders	108,105	45,397	277,524	100,184
Acquisition-related, integration, and spin-off related expenses allocated to common stockholders	—	3,880	—	21,430
Spin-off related expenses allocated to common stockholders	—	283	—	1,789
Amortization of intangibles allocated to common stockholders	33,486	36,833	101,749	110,190
Share-based compensation allocated to common stockholders	9,315	3,929	25,496	12,031
Gain on divestitures and related transaction costs allocated to common stockholders	(12,999)	—	(13,012)	—
Income taxes related to the above allocated to common stockholders (1)	(8,190)	(11,379)	(20,450)	(35,973)
Non-GAAP net income attributable to common stockholders	$129,717	$78,943	$371,307	$209,651

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Diluted earnings per common share (“EPS”) (2)	$2.08	$0.88	$5.35	$1.94
Acquisition-related and integration expenses	—	0.08	—	0.42
Spin-off related expenses	—	0.01	—	0.03
Amortization of intangibles	0.64	0.71	1.96	2.14
Share-based compensation	0.18	0.08	0.49	0.23
Gain on divestitures and related transaction costs	(0.25)	—	(0.25)	—
Income taxes related to the above (1)	(0.16)	(0.23)	(0.40)	(0.70)
Non-GAAP diluted EPS	$2.49	$1.53	$7.15	$4.06

Weighted-average number of common shares - diluted (3)	52,061	51,602	51,914	51,602

	Three Months Ended		Nine Months Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Net cash provided by operating activities	$93,010	$91,376	$332,125	$388,577
Purchases of property and equipment	(42,111)	(37,008)	(112,869)	(106,249)
Free cash flow	$50,899	$54,368	$219,256	$282,328

	Forecast
	Three Months Ended November 30, 2021
	Low	High
Operating income	$149,600	$159,600
Amortization of intangibles	34,000	34,000
Share-based compensation	11,400	11,400
Non-GAAP operating income	$195,000	$205,000

(1) The tax effect of taxable and deductible non-GAAP adjustments was calculated using the tax-deductible portion of the expenses and applying the entity-specific, statutory tax rates applicable to each item during the respective periods presented.

(2) Diluted earnings per common share (“EPS”) is calculated using the two-class method post spin-off. Unvested restricted stock awards granted to employees are considered participating securities. For the purposes of calculating diluted EPS, net income attributable to participating securities was approximately 1.5% and 1.4% of net income, respectively, for the three and nine months ended August 31, 2021 and was excluded from total net income to calculate net income attributable to common stockholders. In addition, the non-GAAP adjustments allocated to common stockholders were calculated based on the percentage of net income attributable to common stockholders.

(3) Weighted-average number of shares used for diluted EPS for the third quarter ended August 31, 2020 is based on the number of shares issued in connection with the spin-off of 51.6 million.